SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2001

NATIONAL FUEL GAS COMPANY
(Exact name of registrant as specified in its charter)

              New Jersey                   1-3880                13-1086010
     (State or other jurisdiction     (Commission File       (IRS Employer or
     incorporation)                   Number)                Identification No.)

           10 Lafayette Square, Buffalo, New York             14203
           (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (716) 857-6980
ITEM 5.   OTHER EVENTS

        On January 26, 2001, National Fuel Gas Company (the “Company”) and its subsidiary, Seneca Resources Corporation, issued press releases regarding their earnings for the first quarter ended December 31, 2000. Copies of these press releases are hereby incorporated by reference and made a part of this Current Report as Exhibits 99(a) and 99(b), respectively. Neither the filing of any press release as an exhibit to this Current Report nor the inclusion in such press release of a reference to the Company’s internet address shall, under any circumstances, be deemed to incorporate the information available at such internet address into this Current Report. The information available at the Company’s internet address is not part of this Current Report or any other report filed by the Company with the Securities and Exchange Commission.

        As disclosed in the attached press releases, the Company held a public conference call regarding these results on January 29, 2001. During the course of that call, the Company indicated that earnings for the Company’s second quarter ended March 30, 2001 are expected to be in the range of $1.90 to $2.00 per basic common share. There is no assurance that this earnings projection will in fact be achieved nor does this projection reflect any acquisitions or divestitures that may occur during the second quarter. (The above earnings projection is a “forward-looking statement” as defined by the Private Securities Litigation Reform Act of 1995. While the Company’s expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis, actual results may differ materially from those in the forward-looking statement. Furthermore, such statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update the statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. In addition to other factors, the following are important factors that could cause actual results to differ materially from the statement: changes in economic conditions, demographic patterns and weather conditions; changes in the availability or price of natural gas and oil; significant changes from expectations in actual capital expenditures and operating expenses and unanticipated project delays or change in project costs; the nature and projected profitability of pending and potential projects and other investments; ability to operate and integrate existing and any subsequently acquired business properties; availability to successfully identify, drill for and produce economically viable natural gas and oil reserves; changes in the price of natural gas or oil and the related effect given the accounting treatment or valuation of derivative financial instruments; or significant changes in the Company’s relationship with its employees and the potential adverse effects if labor disputes or grievances were to occur.)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

     Exhibit 99(a) - Press Release issued January 26, 2001 regarding National Fuel Gas Company earnings for the first quarter

     Exhibit 99(b) - Press Release issued January 26, 2001 regarding Seneca Resources Corporation earnings for the first quarter

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    By:/s/ James R. Peterson
                                       James R. Peterson
                                       Assistant Secretary

                               EXHIBIT INDEX

         Exhibit Number            Description

         99(a)                     Press Release issued January 26, 2001
                                   regarding National Fuel Gas Company earnings
                                   for the first quarter

         99(b)                     Press Release issued January 26, 2001
                                   regarding Seneca Resources Corporation
                                   earnings for the first quarter